Financial Risk Management (Details) - Schedule of Demonstrates the Financial Debts R$ in Thousands, $ in Thousands	Jun. 30, 2024 BRL (R$)	Jun. 30, 2024 USD ($)	Jun. 30, 2023 BRL (R$)	Jun. 30, 2023 USD ($)	Jun. 30, 2022 BRL (R$)	Jun. 30, 2021 BRL (R$)
Schedule of Demonstrates the Financial Debts [Abstract]
Total derivatives (Note 7)	R$ 48,593		R$ (61,010)
Loans, financing and debentures (Note 17)	681,938	$ 681,938	554,638	$ 554,638
Total acquisitions payable (Note 19)	32,913		156,666
Liabilities	763,444		650,294
Less: cash and cash equivalents (Note 6.1)	(170,953)		(383,837)		R$ (435,493)	R$ (1,059,107)
Less: marketable securities (Notes 6.2)	(38,661)		(49,785)
Total Securities	(209,614)		(433,622)
Net debt (net cash)	553,830		216,672
Total equity	R$ 2,179,679		R$ 2,197,142		R$ 2,216,048	R$ 2,182,601
Leverage ratio	25.41%	25.41%	9.86%	9.86%